UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2025

Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6465 South Rainbow Boulevard
Las Vegas, Nevada 89118
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BYD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 31, 2025, Boyd Interactive Gaming Holdings, L.L.C. (“Boyd Interactive”), a wholly-owned subsidiary of Boyd Gaming Corporation (“Boyd Gaming”), completed the previously announced sale of its 5% equity interest (the “Equity Interest”) in FanDuel Group Parent, LLC (“FanDuel”) to TSE Holdings Ltd. (“Parent”), pursuant to that certain Equity Purchase Agreement (the “Purchase Agreement”), dated as of July 10, 2025, by and among Boyd Interactive, Parent and FanDuel. In connection with the transactions contemplated by the Purchase Agreement, Boyd Gaming and FanDuel or their respective affiliated entities terminated certain of their existing agreements related to their strategic partnership and entered into certain new agreements, pursuant to which Boyd Gaming or its subsidiaries (“Boyd Entities”) will, among other things, (i) provide FanDuel or its subsidiary with certain market access rights to operate online sports wagering or other online gaming services similar to the existing arrangements with Boyd Entities, but for a longer term and with fixed fee arrangements, and (ii) transition any branding and operational support provided by FanDuel at the existing FanDuel branded sportsbooks at Boyd Gaming properties to be branded and operated entirely by Boyd Entities, but utilizing certain sports betting data feeds provided by FanDuel or its affiliate. Boyd Interactive was paid aggregate cash consideration of $1.758 billion in connection with the transactions contemplated by the Purchase Agreement.

For additional information regarding the Purchase Agreement, see the Current Report on Form 8-K previously filed by the Company on July 15, 2025.

Item 7.01.	Regulation FD Disclosure.

On July 31, 2025, Boyd Gaming issued a press release announcing the closing of the transaction. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information included in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2025	BOYD GAMING CORPORATION

	By:	/s/ Josh Hirsberg
Josh Hirsberg
Executive Vice President, Chief Financial Officer and Treasurer